FIRST EAGLE FUNDS

First Eagle Global Fund
First Eagle Overseas Fund
First Eagle U.S. Value Fund
First Eagle Gold Fund
First Eagle Global Income Builder Fund
First Eagle High Yield Fund
First Eagle Fund of America

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED JANUARY 2, 2015

TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2014

This Supplement is intended to highlight certain changes to the Statement of Additional Information dated March 1, 2014. Please review these matters carefully.

The following replaces the management fee table and accompanying text under the section entitled “Investment Advisory and Other Services—Payments to the Adviser and the Subadviser.”

Payments to the Adviser and Subadviser

In return for the services listed above, each Fund pays FEIM a fee at the annual rate of the average daily value of the Fund’s net assets as follows:

Global Fund	0.75%
Overseas Fund	0.75%
U.S. Value Fund	0.75%
Gold Fund	0.75%
Global Income Builder Fund	0.75%
High Yield Fund	0.70%*
Fund of America	0.99%**

*

FEIM has agreed to waive its management fee at an annual rate in the amount of 0.05% of the average daily value of the High Yield Fund’s net assets for the period January 1, 2015 to February 29, 2016. This waiver has the effect of reducing the fee shown in the table above for the term of the waiver from 0.70% to 0.65%.

**	1.00% on the first $1.5 billion, 0.95% on the next $1 billion, 0.90% on the next $2.5 billion, and 0.85% on net assets in excess of $5 billion.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and, in accordance with its agreement with them, the Funds (except the Global Income Builder Fund and High Yield Fund) reimburse the Adviser for costs (including personnel, compensation, overhead and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of the value of a Fund’s average daily net assets. The Global Income Builder Fund and High Yield Fund pay a fixed administrative service fee to the Adviser at an annual rate of 0.05% of each Fund’s average daily net assets.

* * * *

The information in this Supplement modifies the First Eagle Funds’ Statement of Additional Information dated March 1, 2014. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in that section of the Statement of Additional Information entitled “Investment Advisory and Other Services—Payments to the Adviser and Subadviser”.